UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2008 (December 15, 2008)

BJ’s Wholesale Club, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13143	04-3360747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mercer Road, Natick, Massachusetts	01760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 651-7400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Laura Sen as Chief Executive Officer

On December 11, 2008, the Company’s Board of Directors approved the following changes in the Company’s principal officers effective February 1, 2009:

•	Laura Sen, 52, who currently serves as President and Chief Operating Officer, will become President and Chief Executive Officer; and

•	Herbert J Zarkin, 70, who currently serves as Chairman of the Board and Chief Executive Officer, will continue as Chairman of the Board.

Both Ms. Sen and Mr. Zarkin are, and will continue to serve as, members of the Company’s Board of Directors.

Ms. Sen was elected as the Company’s President and Chief Operating Officer in January 2008. Prior to that, Ms. Sen served as the Company’s Executive Vice President of Merchandising and Logistics since January 2007, and held the same position from 1997 to March 2003. From March 2003 to December 2006, Ms. Sen was the Principal of Sen Retail Consulting, advising companies in the retail sector in the areas of merchandising and logistics.

Election of Christine M. Cournoyer as Director

On December 11, 2008, the Board of Directors elected Christine M. Cournoyer as a member of the Board of Directors of the Company, effective December 11, 2008. Ms. Cournoyer will fill the vacancy in the class of directors whose term expires in 2009. Ms. Cournoyer’s election was recommended by the Corporate Governance Committee.

Ms. Cournoyer has been appointed to the Finance Committee of the board.

There is no arrangement or understanding between Ms. Cournoyer and any other person pursuant to which she was selected to become a member of the board, nor are there any transactions between Ms. Cournoyer and the Company or any subsidiary of the Company that are reportable under Item 404(a) of Regulation S-K.

Ms. Cournoyer will receive compensation for her service as a non-employee director as described in Exhibit 10.16 to the Company’s Form 10-K for the fiscal year ended February 2, 2008, which description is incorporated herein by reference. As part of such compensation, on December 11, 2008, Ms. Cournoyer was granted options to purchase 10,000 shares of the Company’s common stock, which shares vest on a cumulative basis as to one-third of the shares on the first day of the month of each of the first three anniversaries of the date of grant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ’s WHOLESALE CLUB, INC.

Date: December 15, 2008	By:	/s/ Lon F. Povich
Lon F. Povich
Executive Vice President, General Counsel